UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2026

SOLUNA HOLDINGS, INC.

(Exact name of Registrant as Specified in Its Charter)

Nevada	001-40261	14-1462255
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

325 Washington Avenue Extension
Albany, New York	12205
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (516) 216-9257

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	SLNH	The Nasdaq Stock Market LLC
9.0% Series A Cumulative Perpetual Preferred Stock, par value $0.001 per share	SLNHP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A (this “Amendment”) is being filed by Soluna Holdings, Inc. (the “Company”) to amend and supplement its Current Report on Form 8-K filed with the Securities and Exchange Commission on April 1, 2026 (the “Original Report”). As previously disclosed in the Original Report, on April 1, 2026, Soluna DV Wind SponsorCo, LLC, a wholly owned indirect subsidiary of the Company, acquired one hundred percent (100%) of the issued and outstanding equity interests in Briscoe Wind Farm, LLC, a Delaware limited liability company (the “Briscoe Project Company”), pursuant to that certain Membership Interest Purchase Agreement with Briscoe Wind Project Holdings I, LLC, JPM Capital Corporation and Morgan Stanley Wind LLC (the “Acquisition”).

The Company is filing this Amendment solely to supplement Item 9.01 of the Original Report to file (i) the audited financial statements of the Briscoe Project Company as of and for the years ended December 31, 2025 and 2024, and (ii) the unaudited pro forma condensed combined financial information of the Company as of and for the year ended December 31, 2025, which gives effect to the Acquisition as if it had been consummated on January 1, 2025. Except for the foregoing, this Amendment does not modify or update any other disclosure contained in the Original Report.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The audited financial statements of the Briscoe Project Company as of and for the years ended December 31, 2025 and 2024 are filed herewith and attached hereto as Exhibit 99.1 and are incorporated by reference herein.

(b) Pro forma financial information.

The Company’s unaudited pro forma condensed combined balance sheet as of and for the year ended December 31, 2025 is filed herewith and attached hereto as Exhibit 99.2 and is incorporated by reference herein.

(d) Exhibits.

Exhibit No.	Description

23.1	Consent of CohnReznick LLP, independent auditors for Briscoe Wind Farm, LLC

99.1	Audited Financial Statements of Briscoe Wind Farm, LLC as of and for the years ended December 31, 2025 and December 31, 2024

99.2	Unaudited Pro Forma Condensed Combined Financial Information of the Company as of and for the year ended December 31, 2025

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the iXBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLUNA HOLDINGS, INC.

Date: June 17, 2026	By:	/s/ Michael Picchi
Michael Picchi
Chief Financial Officer
(principal financial officer)